================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement         [_] CONFIDENTIAL, FOR USE OF THE
                                            COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

    (5) Total fee paid:

    ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

    (3) Filing Party:

    ------------------------------------------------------------------------

    (4) Date Filed:

    ------------------------------------------------------------------------

Notes:

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                             14315 West Hardy Road
                             Houston, Texas 77060

                                                                   July 17, 2000



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") which will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Monday, July 31, 2000 at 10:00 A.M. Central Time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked to elect two (2) directors to serve until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified; to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of the directors, and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual Report for the fiscal year ended December 31,1999 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         We wish to thank our stockholders for their participation and support.

                                    Sincerely,

                                    /s/ Henry W. Sullivan
                                    ----------------------------
                                    Henry W. Sullivan
                                    Chief Executive Officer

                     NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 31, 2000

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Monday, July 31, 2000 at 10:00 A.M. Central Time, for the following purposes:

         (1) to elect two (2) directors to serve until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified;

         (2) to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

         (3) to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         A copy of the Annual Report for the fiscal year ended December 31, 1999 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         Only stockholders of record as of the close of business on July 17, 2000 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

         All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                        By Order of the Board of Directors,

                                        /s/ Russell L. Allen
                                        ----------------------------------
Houston, Texas                          Russell L. Allen
July 17, 2000                           Assistant Secretary









                             YOUR VOTE IS IMPORTANT
                    You are urged to sign, date and promptly
                   return your proxy in the enclosed envelope.

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                             14315 West Hardy Road
                             Houston, Texas 77060

                                PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Monday, July 31, 2000 at 10:00 A.M. Central Time, and at any adjournment(s) or postponement(s) thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about July 19, 2000 to all stockholders entitled to vote at the Meeting.

Record Date and Share Ownership
-------------------------------

         Stockholders of record at the close of business on July 17, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 5,992,805 shares of common stock, $0.001 par value per share (the Common Stock"), 84,898 shares of the Cumulative Convertible Preferred Stock, Series F, $0.001 par value per share (the "Series F Shares"), 14,846 shares of Cumulative Convertible Preferred Stock, Series G - Subseries I, $0.001 par value per share (the "Series G-I Shares"), 20,004 shares of Cumulative Convertible Preferred Stock, Series G - Subseries II, $0.001 par value per share (the "Series G-II Shares), and 8,507 shares of Cumulative Convertible Preferred Stock, Series G - Subseries III, $0.001 par value per share (the "Series G-III Shares") and 8,102 shares of the Cumulative Convertible Preferred Stock, Series H, $0.001 par value per share (the "Series H Shares") (collectively, the "Preferred Stock") were issued and outstanding. The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of Preferred Stock were entitled to the following votes per Share; Series F Shares: 30.23; Series G-I Shares: 46.96; Series G-II
Shares: 115.44; Series G-III Shares: 70.59; Series H Shares: 54.05.

Revocability of Proxies
-----------------------

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

Annual Report
-------------

         A copy of the Annual Report for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         The mailing address of the Company's executive office is 14315 West Hardy Road, Houston, Texas 77060.

Voting and Solicitation
-----------------------

         On all matters each share of Common Stock is entitled to one vote. The Preferred Stock is entitled to vote on an "as converted" basis on all items presented to the Meeting. As of the Record Date, the shares of Preferred Stock were entitled to the following votes per Share; Series F Shares: 30.23; Series G-I Shares: 46.96; Series G-II Shares: 115.44; Series G-III Shares: 70.59; Series H Shares: 54.05. The affirmative vote of a majority of the shares of stock present in person or by proxy is required to elect nominees as directors and to approve the ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company.

         Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the persons named in the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the directors and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

Quorum; Abstentions; Broker Non-Votes
-------------------------------------

         The Company's Amended and Restated Bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors or in the ratification of the Company's independent auditors.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

Nominees for Consideration at the Meeting
-----------------------------------------

         The Board of Directors of the Company is currently composed of five directors and is divided into three classes. The directors are elected to serve staggered three year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Except with respect to vacancies caused by the resignation or removal of nominees of holders of the Series F and G Preferred Stock, which shall be filled by persons selected by such holders, vacancies in the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen. See "Agreements With Holders of Preferred Stock."

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below, to serve as a directors until the 2003 Annual Meeting of Stockholders or until a successor is elected and qualified. Edwin H. Knight and Frank J. Vella have been nominated by the Board of Directors and shall be identified as Class I directors. The Company is not aware of any reason that the nominees will be unable or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by the Board of Directors.

                               CLASS I DIRECTORS

----------------------------------------------------------------------------------------------------------------------
Directors Whose Terms                                                           Year in Which
Expire at the 2003                                                              Service as a
Annual Meeting                           Principal Occupation                   Director Began
----------------------------------------------------------------------------------------------------------------------
Edwin H. Knight, 46                      General Manager of Harrison            1996
                                         Interests, Ltd.

Frank J. Vella, 58                       President and CEO of Veltec            2000
                                         Polymer Services, Inc.

----------------------------------------------------------------------------------------------------------------------

Edwin H. Knight

     Mr. Knight was elected to the Board of Directors in 1996. Mr. Knight manages Harrison Interests, Ltd., a privately held Texas limited partnership whose lines of business are oil and gas exploration and production, real estate and cattle ranching. He has managed Harrison Interests, Ltd. for fourteen years and holds a Bachelors Degree from Louisiana State University and is a Certified Public Accountant. Mr. Knight serves on the Company's Board of Directors as a nominee of the holders of the F and G Preferred Shares.

Frank J. Vella

     Mr. Vella was elected to the Board of Directors in April 2000. Since 1992, Mr. Vella has served as President and CEO of Veltec Polymer Services, Inc. (Veltec), a specialty compounding company in Elkton, Maryland. Mr. Vella is founder and principal owner of Veltec.

Other Members of the Board of Directors and Executive Officers
--------------------------------------------------------------

         The following is an identification and business experience of the Company's directors who are not being voted upon at the Meeting.

                               CLASS II DIRECTORS

----------------------------------------------------------------------------------------------------------------------
Directors Whose Terms                                                           Year in Which
Expire at the 2001                                                              Service as a
Annual Meeting                           Principal Occupation                   Director Began
----------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan, 60                    President and Chief Executive          1997
                                         Officer of the Company; President
                                         of TieTek, Inc.; Director of the
                                         Company
----------------------------------------------------------------------------------------------------------------------

Henry W. Sullivan

     Dr. Sullivan was elected to the Board of Directors in April 1997. Dr. Sullivan became Vice President of Technology of the Company in July 1996 and President of TieTek, Inc. in December 1997. In January 1999, Dr. Sullivan assumed the additional positions of President and Chief Executive Officer of the Company. Prior to joining the Company, Dr. Sullivan was employed by Shell Oil Company where he spent twenty-three years in various positions and, in 1984, was named Vice President of Shell Chemical Company. Dr. Sullivan joined Huntsman Petrochemical Corporation in 1988 as its President, and became Vice Chairman of its parent company, Huntsman Chemical Corporation, a year later. From 1991 to 1995 he was President and Chief Executive Officer of GAIA Holdings, Inc., until joining the Company as President of GAIA Technologies, Inc. and later TieTek, Inc. Dr. Sullivan has served as Chairman and Director of several companies and organizations in manufacturing and polymer technology, including the Executive Committee of the Society of the Plastics Industry. He currently serves as a Director of the Sarkeys Energy Center at the University of Oklahoma. Dr. Sullivan holds a Bachelors degree in Chemical Engineering from Cooper Union and Masters and Ph.D. degrees in Chemical Engineering from New York University.

                               CLASS III DIRECTORS

----------------------------------------------------------------------------------------------------------------------
Directors Whose Terms                                                           Year in Which
Expire at the 2002                                                              Service as a
Annual Meeting                           Principal Occupation                   Director Began
----------------------------------------------------------------------------------------------------------------------
Douglas C. Williamson, 49                Senior Vice President and Managing     1996
                                         Director of Bank of America
                                         Capital Investors

William C. Thompson, 46                  Senior Director of Derailment          1999
                                         Prevention for Union Pacific
                                         Railroad Company
----------------------------------------------------------------------------------------------------------------------

Douglas C. Williamson

     Mr. Williamson was elected to the Board of Directors in 1996. Mr. Williamson is currently a Managing Director and Senior Vice President of Bank of America Capital Investors (BCI). Mr. Williamson joined NationsBanc Capital Corporation in 1989. Prior to that, he had eight years of experience in senior management with two operating companies (including roles as president) and six years of experience in corporate finance and corporate lending with Rotan Mosle, W.R. Grace and Cleveland Trust. Mr. Williamson serves on the boards of directors of the following companies: CallWare Technologies, Inc. (develops and markets open architecture computer telephony software solutions); Empirical Software, Inc. (develops software targeted for the market of client/server performance and reliability management tools); GX Technology Corporation (software developer and imaging services company that is a leading independent supplier of 2D and 3D seismic modeling, imaging software products, and imaging services used in oil and gas exploration); HAHT Software, Inc. (provides enterprise Web application software development solutions); Med Solutions, Inc. (provides radiology utilization management services for the health care industry); Memorial Operations Company (acquires and manages cemeteries and funeral homes); Takeout Taxi Holdings, Inc. (provides restaurant delivery services through company-owned and franchised stores); and Z-Tel Technologies, Inc. (provider of telephony-related services to retail customers, such as inexpensive long-distance, voice-mail and "follow-me" services). Mr. Williamson earned his MBA from Columbia University and his BA from Denison University and later earned his CPA. Mr. Williamson serves on the Company's Board of Directors as a nominee of the holders of the Series F and G Preferred Shares.

William C. Thompson

     Mr. Thompson was elected to the Board of Directors in 1999. In January 1999, Mr. Thompson was appointed Senior Director of Derailment Prevention for Union Pacific Railroad Company after having completed one year as a Director of Derailment Prevention. Prior to these appointments, Mr. Thompson served as Union Pacific's Director of Engineering Research for approximately ten years. He has been active in many industry organizations, serving as the Chairman of the National Transportation Research Board's Committee on Railway Maintenance and on the Board of Directors of the American Railway Engineering and Maintenance-of-Way Association. Mr. Thompson holds Bachelor of Science degrees in Civil Engineering and Environmental Engineering from the University of Wisconsin.

Russell L. Allen

     Mr. Allen is a management advisor to the Company and in that capacity has served as Treasurer and Chief Financial Officer since August 1999. Prior to that time, Mr. Allen served various clients in the capacity of independent management advisor. Mr. Allen holds a Bachelors and Masters Degree in Accounting from the University of Texas at Austin and is a Certified Public Accountant.

Board Meetings And Committees
-----------------------------

     During the fiscal year ended December 31, 1999, the Board of Directors met three times. All directors attended at least 75% of the meetings of the Board and committees of which they are a member.

     The Board of Directors has established two committees to allow the Board to focus specific attention on critical areas of the Board's management and monitoring of the Company's business. From time to time, the committees will make recommendations to the Board as necessary. The committees that were established and the current directors assigned to each committee are as follows:

     Audit:
             Douglas C. Williamson
             Edwin H. Knight

     Compensation:
             Douglas C. Williamson
             Edwin H. Knight

     The Audit Committee's primary duties and responsibilities are to: monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Company's independent auditors; provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit

Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     In June 2000 the company adopted a formal written Audit Committee charter which complies with Nasdaq's Marketplace Rules and has certified that the Audit Committee will review and assess the adequacy of the charter on an annual basis.

     The membership of the Audit Committee is designed to include a minimum of two independent directors. The Audit Committee met once during 1999.

     The purpose of the Compensation Committee is to recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plan. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan and monitoring and reviewing the Company's compensation policies for all employees.

     The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee did not meet during 1999.

Directors' Compensation
-----------------------

     Mr. Thompson receives $1,000 for each regularly scheduled Board meeting and $500 for each teleconference Board meeting, special or committee meeting. Mr. Vella receives $1,000 for each regularly schedule Board meeting. All other directors of the Company receive no cash compensation in connection with their services as director. See Security Ownership of Certain Beneficial Owners and Management for stock options granted to Directors.

Agreements With Holders Of Preferred Stock
------------------------------------------

     Pursuant to agreements relating to the purchase of the Series F and G Preferred Stock (the "Purchase Agreements") between the Company, Bank of America and certain other investors (collectively, with BCI, the "Investors"), the Company has agreed to nominate to the Board of Directors, for so long as the Series F and G Preferred Stock are owned by the Investors or permitted assignees or permitted transferees, (i) up to four (4) members designated by the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group, at least one (1) of whom shall be designated by BCI so long as BCI owns at least fifty percent (50%) of the Series F and G Preferred Stock; (ii) up to four (4) members designated by the holders of Common Stock; and (iii) one (1) member designated jointly by the holders of the Common Stock and the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group. Currently, pursuant to the Purchase Agreements, the Investors' nominees are Douglas C. Williamson and Edwin H. Knight.

     If the Company shall breach any of the covenants or obligations set forth in the Purchase Agreements and such breach remains uncured, the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group shall be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which majority shall be designees of BCI.

                            EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 1997, 1998 and 1999 by the Company to or for the benefit of its President and Chief Executive Officer. No other executive officer's compensation exceeded $100,000 for the year ended December 31, 1999.

================================================================================================================================
                                                                                   Long Term Compensation
                                                                            ----------------------------------------
                                    Annual Compensation                            Awards                Payouts

--------------------------------------------------------------------------------------------------------------------------------
      Name                                                 Other
      and                                                 Annual          Restricted      Stock                       All Other
   Principal                                              Compen-           Stock        Options/         LTIP        Compen-
   Position         Year(s)     Salary($)   Bonus($)      sation($)         Award(s)      SARS (#)      Payouts($)     sation($)
                                                                             ($)
----------------    -------    ---------   --------      ---------        ----------     ---------     ----------     ----------
Henry W. Sullivan     1999       92,481                                                     40,000                         3,952(2)
Chief Executive       1998       91,336                                                                                    2,859(2)
Officer and           1997       90,000                                                                                    2,970(2)
President
================================================================================================================================
Tim B. Tarrillion     1999      175,318           -              -                 -             -              -          2,336(2)
Former Chief          1998      193,275           -              -                 -             -              -          3,504(2)
Executive Officer     1997      184,833           -              -                 -        44,444(1)           -          6,951(2)
and President
================================================================================================================================

(1) Consists of options granted during fiscal year ended December 31, 1995 which were repriced as of July 10, 1997.

(2) Represents life insurance premiums paid by the Company on policies on the executives' lives and matching contributions to the Company's 401-K plan.

Stock Options
-------------

         The following table sets forth options granted during the year ended 1999 to the named executive officer. No stock appreciation rights (SARs) have been granted.

           ----------------------------------------------------------------------------
                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)
           ----------------------------------------------------------------------------
                               Number of    Percent Of
                              Securities      Total
                              Underlying    Options/SARs
                             Options/SARs    Granted To     Exercise or    Expiration
                                Granted     Employees In    Base Price        Date
                Name             (#)        Fiscal Year      ($/Sh)
           ----------------------------------------------------------------------------
           Henry W. Sullivan   40,000          48%            $3.00          2/22/09
           ----------------------------------------------------------------------------

         The following table sets forth for the named executive officer information regarding stock options exercised by such officer during the 1999 fiscal year, together with the number and value of stock options held at 1999 fiscal year-end, each on an aggregated basis.

     --------------------------------------------------------------------------------------------------------
                             Aggregated Option Exercises in the 1999 Fiscal Year
                                      and Fiscal Year-End Option Value
     --------------------------------------------------------------------------------------------------------
                                                                                              Value of
                                                                    Number of               Unexercised
                                                                   Unexercised              In-the-Money
                               Number of                           Options at                Options at
                                 Shares                          Fiscal Year-End          Fiscal Year-End
                                                                 ---------------          ---------------
                                Acquired        Value             Exercisable/              Exercisable/
                              on Exercise      Realized           Unexercisable          Unexercisable (1)
           Name
     --------------------------------------------------------------------------------------------------------
      Henry W. Sullivan          None                --           32,222/30,000                $0/$0
     --------------------------------------------------------------------------------------------------------

      ----------

     (1) The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 1999 was $2.938 which was lower than the exercise price of the options.

Employment Agreements
---------------------

         Effective December 23, 1998 the Company entered into an agreement with Mr. Tarrillion in full settlement of his employment contract. The agreement provides for the resignation of Mr. Tarrillion's officer positions as of January 22, 1999, with the continuation of his employment as a full-time consultant through March 31, 1999. From April 1 through December 31, 1999, Mr. Tarrillion was available on an "as-needed" basis and his salary and benefits continued through such later date. As part of the agreement, the exercise price of 55,555 options was reduced from $9.00 to $4.50. All of these options are currently vested. In addition, Mr. Tarrillion agreed that he would not seek re-election to the Board of Directors when his term expired at the 1999 Annual Meeting of Stockholders.

1999 Stock Incentive Plan and Repricing of Certain Outstanding Options
----------------------------------------------------------------------

         At the annual meeting of the Company in 1999, stockholders approved the Company's 1999 Stock Incentive Plan (the "Plan"). The Plan authorizes the Compensation Committee to grant options in the maximum amount of 10% of the total issued and outstanding shares of the Company or reserved for issuance upon the conversion or exercise of outstanding convertible securities. Of these options, up to a maximum of 1,000,000 shares may be issued pursuant to incentive stock options granted under the Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth as of July 17, 2000 certain information with respect to the beneficial ownership of the Company's Common Stock and Series F, Series G-I, Series G-II, Series G-III and Series H Shares by any person (including any "group" as that term is used in Section 13(d)-3(d) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities based upon filings with the Securities and Exchange Commission. As of July 17, 2000, there were 5,992,805 outstanding shares of Common Stock, 84,898 outstanding Series F Shares, 14,846 outstanding Series G-I Shares, 20,004 outstanding Series G-II Shares, 8,507 outstanding Series G-III Shares and 8,102 outstanding Series H Shares.

                                 Common Stock

                                            Amount and Nature
                                              of Beneficial         Percentage
Name and Address of Beneficial Owner          Ownership/(1)/       of Class/(1)/
------------------------------------          --------------       -------------

Bank of America Capital Investors             4,712,817/(2)/           44.0%
901 Main Street, 22/nd/ Floor
Dallas, Texas 75202

Avalanche Resources Ltd.                      1,000,000                16.7%
P.O. Box 140987
Dallas, Texas 75214

David S. Holland                                376,767/(3)/            5.9%
1 Riverway, Suite 1700
Houston, Texas 77056

Harrison Interests, Ltd.                        340,660/(4)/            5.4%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, Texas 77002

Hobo Partners                                   328,108/(5)/            5.2%
c/o Chronos Management
6040 Camp Bowie Blvd.
Suite 1
Fort Worth, TX 76116












____________________

/(1)/ Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F, Series G-I, G-II and G-III Shares) within sixty (60) days of July 17, 2000. Calculations were made using the conversion prices as of July 17, 2000 as follows: Series F - $3.3075; Series G-I - $2.1293; Series G-II - $.86625; Series G-III -
         $1.4166; Series H - $1.85.

/(2)/ Includes 4,145,929 shares of Common Stock issuable upon conversion of Series F, Series G-I and Series G-II Shares. Includes 555,556 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants and 11,332 shares of Common Stock which may be acquired on the exercise of options. Does not include 18,668 shares of Common Stock issuable upon exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to Bank of America Capital Investors and which will vest periodically through January 31, 2003.

/(3)/ Includes 376,767 shares of Common Stock issuable upon conversion of Series G-II and G-III Shares.

/(4)/ Includes 285,104 shares of Common Stock issuable upon conversion of Series F and Series G-I Shares. Includes 55,556 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

/(5)/ Includes 328,108 shares of common stock issuable upon conversion of Series H Shares.

               Series F and Series G Subseries I Preferred Stock

                                                              Amount and
                                    Amount and                 Nature of
                                    Nature of                  Series G
       Name and address of           Series F    Percentage   Subseries I  Percentage
        Beneficial Owner            Ownership     of Class     Ownership    Of Class
        ---------------             ---------     --------     ---------    --------
Bank of America Capital               74,069        87.2%        13,023        87.7%
Investors
901 Main Street, 22/nd/ Floor
Dallas, Texas 75202

Harrison Interests, Ltd.               7,407         8.7%         1,302         8.8%
Chase Bank Bldg.
712 Main, Suite 1900
Houston, Texas 77002














___________________

       Series G Subseries II and Series G Subseries III Preferred Stock

                                      Amount and                Amount and
                                      Nature of                 Nature of
                                       Series G                  Series G
        Name and address of          Subseries II  Percentage  Subseries III  Percentage
         Beneficial Owner             Ownership     of Class     Ownership     Of Class
         ----------------             ---------     --------     ---------     --------
Bank of America Capital Investors      11,217        56.1%          -            -
901 Main Street, 22/nd/ Floor
Dallas, Texas 75202

Dan J. Harrison III                     1,055         5.3%           -           -
Chase Bank Bldg.
712 Main, Suite 1900
Houston, Texas 77002

David S. Holland                        2,804        14.0%          751         8.8%
1 Riverway, Suite 1700
Houston, Texas 77056

Bruce F. Harrison, as Trustee           1,110         5.5%           -           -
Chase Bank Bldg.
712 Main, Suite 1900
Houston, Texas 77002

Richard M. Cutler, Jr.                    -            -            561         6.6%
50 1/2 Legare Street
Charleston, South Carolina 29401

Michael T. Finch                         -            -           1,502        17.7%
Route 1, Box 133
Allendale, South Carolina 29810

David S. Holland Jr.                      -            -            501         5.9%
906 East 5/th/ Street, Suite 202
Austin, Texas 78702













                                 Continued......

                                    Amount and                    Amount and
                                    Nature of                     Nature of
                                     Series G                      Series G
       Name and address of         Subseries II    Percentage    Subseries III   Percentage
        Beneficial Owner             Ownership      of Class       Ownership      of Class
        ----------------             ---------      --------       ---------      --------
William I. Franklin                     -               -            1,150          13.5%
5804 Wedgmont Circle N.
Fort Worth, Texas 76133

John H. Wiegman                         -               -              500           5.9%
c/o Founders Capital Management
5 Post Oak Park, Suite 2150
Houston, Texas 77025


__________________

                           Series H Preferred Stock

                                    Amount and
                                    Nature of
       Name and address of          Series H     Percentage
        Beneficial Owner            Ownership     of Class
        ----------------            ---------     --------

Hobo Partners                         6,070         74.9%
c/o Chronos Management
6040 Camp Bowie Blvd.
Suite 1
Fort Worth, Texas 76116

Andrew M. Grisebaum                   1,000         12.3%
c/o Olympia Marketing Systems
2222 Marquart
Houston, Texas 77027

Chris Scully                            500          6.2%
5906 Crab Orchard
Houston, Texas 77057


__________________

Security Ownership Of Management
--------------------------------

     The following table sets forth as of July 17, 2000 the beneficial ownership of the Company's Common Stock by (i) the executive officer identified in the Summary Compensation Table appearing herein; (ii) each director and nominee for director; and (iii) all directors and executive officers as a group. As of July 17, 2000, there were 5,992,805 outstanding shares of Common Stock, 84,898 outstanding Series F Shares, 14,846 outstanding Series G- I Shares, 20,004 outstanding Series G-II Shares, 8,507 outstanding Series G-III shares and 8,102 outstanding Series H shares.

                                                         Amount and Nature
                                                           of Beneficial                Percentage
Name and Address of Beneficial Owner                        Ownership(1)               of Class(1)
------------------------------------                   ----------------------          -----------
Henry W. Sullivan                                             298,496/(2)/                    4.9%
14315 W. Hardy Road
Houston, Texas 77060

William C. Thompson                                            16,664/(3)/                     -
1416 Dodge
Omaha, Nebraska 68179

Douglas C. Williamson                                               -/(4)/                     -
901 Main Street, 22/nd/ Floor
Dallas, Texas 75202

Edwin H. Knight                                                11,332/(5)/                     -
707 Travis, Suite 1900
Houston, Texas 77002

Frank J. Vella                                                 11,000/(6)/                     -
1908 Augusta Landing
Houston, Texas 77057

All Directors and Executive Officers as a Group               402,672                         6.5%
(6) persons

_______________________

/(1)/ Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F, Series G-I, Series G-II, Series G-III and Series H Shares) within sixty (60) days of July 17, 2000. Calculations were made using the conversion prices as of July 17, 2000 as follows: Series F - $3.3075; Series G-I - $2.1293; Series G-II -$.86625; Series G-III - $1.4166; Series H - $1.85.

/(2)/ Dr. Sullivan is deemed to beneficially own 176,851 shares of Common Stock by virtue of his position as a principal executive officer of Dune Holdings, L.L.C. which owns 61,728 shares of Common Stock, and Thor Ventures, L.C. which owns 115,123 shares of Common Stock. Includes 30,505 shares of Common Stock issuable upon the conversion of Series G-II Shares. Includes 4,585 shares owned through a profit sharing plan and 68,222 shares which may be acquired upon exercise of options. Does not include 84,000 shares issuable upon exercise of options which vest periodically through February 21, 2003. Includes 16,000 shares of a common stock grant dated January 31, 2000; does not include 24,000 shares of the grant that vest ratably over a three-year period commencing January 1, 2000.

/(3)/ Includes shares which may be acquired upon exercise of options. Does not include 33,336 shares issuable upon exercise of options which do not vest until May 17, 2002 or sooner based on attendance at future Board meetings.

/(4)/ Mr. Williamson is a Senior Vice President at Bank of America Capital Investors ("BCI"). Does not include 4,145,929 Shares of Common Stock issuable to BCI upon conversion of its holdings of Series F, Series G-I and Series G-II Shares. Does not include 555,556 shares of Common Stock which may be acquired by BCI upon exercise of Common Stock purchase warrants. Does not include 30,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Williamson in his capacity as Director which were assigned to Bank of America Capital Investors and which will vest periodically through January 31, 2003.

/(5)/ Includes shares which may be acquired on exercise of options. Mr. Knight manages Harrison Interests Ltd. Does not include 535,047 shares of Common Stock issuable to Harrison Interests, Ltd., Bruce F. Harrison, Trustee and Mr. Dan J. Harrison III, upon conversion of their holdings of Series F, Series G-I and Series G-II Shares. Does not include 135,135 shares of Common Stock issuable to Bruce Harrison on conversion of his $250,000 convertible note. Does not include 55,556 shares of Common Stock which may be acquired by Harrison Interests, Ltd. upon exercise of Common Stock purchase warrants. Does not include 18,668 shares of Common Stock issuable upon the exercise of options granted to Mr. Knight in his capacity as Director which will vest periodically through January 31, 2003.

/(6)/ Includes 8,000 shares of Common Stock which may be acquired on exercise of options. Does not include 12,000 shares of Common Stock issuable upon exercise of options granted to Mr. Vella in his capacity as Director which will vest periodically through April 11, 2003.

Certain Relationships and Related Transactions
----------------------------------------------

     In December 1999, the company borrowed $250,000 from an individual that has a representative on the Board of Directors of the Company and issued a note payable convertible at the lender's option. The note is convertible at the lesser of: $1.85 or the market value on the date of notice of conversion, or the average market value for the twenty trading days preceding notice of conversion, but not less than $0.40. Additionally, it can be converted, at the lender's option, into any preferred shares issued by the Company that is convertible into common shares of the Company.

     In July 1999, the Company entered into a Professional Services Agreement with Mr. Allen whereby he provides financial advice to the Company and serves as its Treasurer and Chief Financial Officer. Mr. Allen is compensated on an hourly basis and is paid 40% in cash and 60% in common stock of the Company. The term of the agreement ended on March 31, 2000, but is extended on a month-to-month basis. At June 30, 2000, Mr. Allen was due 65,180 shares of the Company's common stock.

     In May 1998, Bank of America Capital Investors purchased 10,000 Series G-II Shares for cash proceeds of $1,000,000. Mr. Williamson, Chairman of the Board and Director of the Company, is a Senior Vice President of BCI. In November 1998, Mr. Sullivan and Mr. Tarrillion purchased 250 and 250 shares of the Company's Series G-II Shares for cash proceeds of $25,000, and $25,000, respectively. These transactions were completed on terms identical to those negotiated with third-party investors.

     Effective December 23, 1998 the Company entered into an agreement in full settlement of Mr. Tarrillion's employment contract. See "Executive Compensation -Employment Agreements."

                          VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of stock present in person or by proxy is required to elect nominees as directors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES
                                            ---
                           TO THE BOARD OF DIRECTORS

                                  PROPOSAL 2
              RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS

     BDO Seidman, LLP has audited the Company's financial statements since 1992. BDO Seidman, LLP has been selected by the Board of Directors and the Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 2000. Representatives of BDO Seidman, LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of BDO Seidman, LLP as the Company's independent auditors.

                          VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of stock present in person or by proxy is required to approve the ratification of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF BDO SEIDMAN,
                                           ---
      LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR


                                 OTHER MATTERS

     The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports with the Securities and Exchange Commission. The Company believes that during the year ended December 31, 1999 all Reporting Persons timely complied with all filing requirements applicable to them.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company currently intends to hold its 2001 Annual Meeting of Stockholders in June 2001 and to mail proxy statements relating to such meeting in May 2001. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 2001 Annual Meeting of Stockholders, such proposals must be received by the Company no later than January 23, 2001 and must otherwise be in compliance with all applicable laws and regulations.

                              By Order of the Board of Directors

                              /s/ Douglas C. Williamson
                              ----------------------------------
                              Douglas C. Williamson
                              Chairman of the Board

Dated:  July 17, 2000

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Henry W. Sullivan and Russell L. Allen and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies Group, Inc. held of record by the undersigned on July 17, 2000, at the Annual Meeting of Stockholders of North American Technologies Group, Inc. to be held on July 31, 2000 and at any adjournments or postponements thereof, and to vote on this form and, in their discretion, upon such other matters not specified as may come before said meeting.

Proposal 1--Election of Directors

Nominees: Edwin H. Knight, Frank
J. Vella                               CHANGE OF ADDRESS [_]

                                       Comments on Reverse Side
  [_] FOR all nominees  [_]            (See reverse)
WITHHELD from all nominees

  [_] FOR, except vote withheld from the following nominee: ________________________________________________

Proposal 2--Ratification of the appointment of BDO Seidman, LLP as Independent Auditors for the Company.

  [_] FOR     [_] AGAINST     [_] ABSTAIN

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR NORTH AMERICAN TECHNOLOGIES GROUP, INC. FOR THE 2000 FISCAL YEAR.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                                   Change of Address and Comments

                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   (If you have written in the above space, please mark the corresponding box on the reverse side of this form.)

                                   SIGNATURE(S) _______________________________

                                   --------------------------------------------
                                                       DATE
                                   NOTE: Please sign name(s) exactly as
                                   printed hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                   PROMPTLY IN THE ENCLOSED ENVELOPE. NO
                                   POSTAGE REQUIRED IF MAILED IN THE UNITED
                                   STATES.